                          Countrywide HEL Notes 2005-G
                         Statement to Certificateholders
                                December 15, 2005

====================================================================================================================================
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           BEGINNING                                                                               ENDING
             FACE               PRINCIPAL                                                   REALIZED   DEFERRED         PRINCIPAL
CLASS        VALUE              BALANCE         PRINCIPAL       INTEREST        TOTAL       LOSSES     INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
IA        846,450,000.00     811,784,699.15   34,815,882.68   2,946,101.97    37,761,984.65  0.00            0.00     776,968,816.47
IIA       925,425,000.00     872,980,157.80   41,788,954.81   3,160,915.65    44,949,870.46  0.00            0.00     831,191,202.99
TRANS               0.00    --21,705,108.93   19,313,906.95           0.00    19,313,906.95  0.00   24,149,072.91    --16,869,942.97
------------------------------------------------------------------------------------------------------------------------------------
TOTALS  1,771,875,000.00   1,663,059,748.02   95,918,744.44   6,107,017.62   102,025,762.06  0.00   24,149,072.91   1,591,290,076.49
====================================================================================================================================

====================================================================================================================================
                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          CURRENT
                           BEGINNING                                                            ENDING                    PASS-THRU
CLASS       CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL           PRINCIPAL         CLASS   RATE
------------------------------------------------------------------------------------------------------------------------------------
IA        126685AL0      959.04625099      41.13164709       3.48053869      44.61218578      917.91460390        IA      4.355000 %
IIA       126685AM8      943.32891137      45.15650086       3.41563676      48.57213762      898.17241050        IIA     4.345000 %
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                   938.58751211      54.13403566       3.44664134      57.58067700      898.08258285
====================================================================================================================================

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Rafael Martinez
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                              600 Travis, 9TH FLOOR
                              Houston, Texas 77002
                    Tel: (713) 216-4391 / Fax: (713) 216-4880
                     Email: RAFAEL.TEXAS.MARTINEZ@CHASE.COM

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Countrywide HEL Notes 2005-G
                                December 15, 2005

Investor Floating Allocation Percentage Group 1                                                                          100.00000%
Investor Floating Allocation Percentage Group 2                                                                          100.00000%

Investor Distribution Amount Group 1                                                                                  37,761,984.65
Investor Distribution Amount Group 2                                                                                  44,949,870.46
Class  IA Interest                                                                                                     2,946,101.97
Class IIA Interest                                                                                                     3,160,915.65
Class  IA Rate                                                                                                            4.355000%
Class IIA Rate                                                                                                            4.345000%
Class  IA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class IIA Interest not payable, due to insufficient Investor Interest Collections                                              0.00
Class  IA Unpaid Investor Interest Shortfall                                                                                   0.00
Class IIA Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Class  IA Interest Shortfall                                                                            0.00
Interest on the Unpaid Class IIA Interest Shortfall                                                                            0.00
Remaining Unpaid Class  IA Interest Shortfall                                                                                  0.00
Remaining Unpaid Class IIA Interest Shortfall                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Group 1 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,318,311.71
Scheduled Principal Collections Payment Amount                                                                        32,497,570.97
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           34,815,882.68

Group 2 Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                     6,834.68
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,516,854.26
Scheduled Principal Collections Payment Amount                                                                        39,265,265.87
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Principal Distributed                                                                                           41,788,954.81

Unreimbursed Class  IA Loss Reduction Amounts                                                                                  0.00
Unreimbursed CLass IIA Loss Reduction Amounts                                                                                  0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed Group I                                                                                    0.00
Basis Risk Carryforward Distributed Group II                                                                                   0.00

Basis Risk Carryforward Remaining Group I                                                                                      0.00
Basis Risk Carryforward Remaining Group II                                                                                     0.00

Servicing Fee Group 1                                                                                                    333,918.74
Servicing Fee Group 2                                                                                                    359,022.83

Accrued and Unpaid Servicing Fees from Prior Periods Group I                                                                   0.00
Accrued and Unpaid Servicing Fees from Prior Periods Group II                                                                  0.00

Class  IA Principal Balance (before distributions)                                                                   811,784,699.15
Class  IA Principal Balance (after distributions)                                                                    776,968,816.47

Class IIA Principal Balance (before distributions)                                                                   872,980,157.80
Class IIA Principal Balance (after distributions)                                                                    831,191,202.99

Class  IA Factor                                                                                                          0.9179146
Class IIA Factor                                                                                                          0.8981724

Asset Balance of Group 1 Mortgage Loans:                                                                             768,907,395.17
Asset Balance of Group 2 Mortgage Loans:                                                                             822,382,681.33

            Delinquent Mortgage Loans

                                                            Delinquency by Group
                                                                   Group 1
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              73               2,532,961.53                0.33 %
                        2 Month              23                 900,638.95                0.12 %
                        3 Month               0                       0.00                0.00 %
                        Total                96               3,433,600.48                0.45 %

                                                            Delinquency by Group
                                                                   Group 2
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              48               2,396,754.35                0.29 %
                        2 Month              18                 811,758.19                0.10 %
                        3 Month               0                       0.00                0.00 %
                        Total                66               3,208,512.54                0.39 %

                                                              Delinquency Totals
                                                                 Group Totals
                        --------------------------------------------------------------------------------
                        Category           Number          Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                        1 Month              121              4,929,715.88                0.31 %
                        2 Month              41               1,712,397.14                0.11 %
                        3 Month               0                       0.00                0.00 %
                        Total                162              6,642,113.02                0.42 %

                        * Delinquent Buckets include Bankruptcies, Foreclosures and REO Properties

            Bankruptcies

                                                       Bankruptcy by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                  20                 601,806.84                 0.08%
                          2                   8                 207,329.79                 0.03%

                                                        Bankruptcy Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                             28                 809,136.63                 0.05%

            Foreclosures

                                                         Foreclosure by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   0                       0.00                 0.00%
                          2                   0                       0.00                 0.00%

                                                          Foreclosure Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              0                       0.00                 0.00%

            REO Properties

                                                             REO by Group
                        --------------------------------------------------------------------------------
                        Group              Number of
                        Number               Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                          1                   0                       0.00                 0.00%
                          2                   0                       0.00                 0.00%

                                                             REO Totals
                        --------------------------------------------------------------------------------
                                           Number of
                                             Loans         Principal Balance           Percentage
                        --------------------------------------------------------------------------------
                                              0                       0.00                 0.00%

Group 1:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            15
Principal Balance                                                                                                        465,443.25

Group 2:
Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00
Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                             9
Principal Balance                                                                                                        166,393.72

Subordinated Transferor Collections Group 1                                                                                    0.00
Subordinated Transferor Collections Group 2                                                                                    0.00

Step-Up Required Transferor Subordinated Amount Group 1                                                                4,232,250.00
Step-Up Required Transferor Subordinated Amount Group 2                                                                4,627,125.00

Subordination Requirement Group 1                                                                                     15,659,325.00
Subordination Requirement Group 2                                                                                     17,120,362.50

Group 1:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               41,588,209.16
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                       6,977,040.87

Group 2:
Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               40,841,108.80
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      12,336,866.08

Mortgage Loans for which the Mortgage Loan File was not
delivered to the Indenture Trustee within 30 days of the
Closing File
Number                                                                                                                            0
Balance                                                                                                                        0.00

I. CASH RECONCILIATION - GROUP 1
Net Interest Collections - per Servicer Report                                                                         5,338,827.27
Principal Collections - per Servicer Report                                                                           39,474,611.84
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 1 Total Deposit to Collection Account                                                                           44,813,439.11

CASH RECONCILIATION - GROUP 2
Net Interest Collections - per Servicer Report                                                                         5,764,627.77
Principal Collections - per Servicer Report                                                                           51,602,131.95
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Group 2 Total Deposit to Collection Account                                                                           57,366,759.72
TOTAL DEPOSIT TO COLLECTION ACCOUNT                                                                                  102,180,198.84

II. DISTRIBUTION SUMMARY - GROUP 1
Premium to Credit Enhancer                                                                                                74,413.60
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 2,946,101.97
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    34,815,882.68
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                       6,977,040.87
Group 1 Total Distributions                                                                                           44,813,439.11

DISTRIBUTION SUMMARY - GROUP 2
Premium to Credit Enhancer                                                                                                80,023.18
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor CertIFicate Interest and Unpaid Investor Certificate Interest                                                 3,160,915.65
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    41,788,954.81
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                      12,336,866.08
Group 2 Total Distributions                                                                                           57,366,759.72
TOTAL DISTRIBUTION                                                                                                   102,180,198.84

III. BALANCE RECONCILIATION - GROUP 1
Loan Group Beginning Balance                                                                                         801,404,966.14
Loan Group Ending Balance                                                                                            768,907,395.17
Change in Balance                                                                                                     32,497,570.97
Principal Collections                                                                                                 39,474,611.84
Liquidation Loss Amount                                                                                                        0.00
Liquidation Recovery Amount                                                                                                    0.00
Cumulative Liquidation Loss Amount                                                                                             0.00
Additional Balances                                                                                                    6,977,040.87
Balance Check                                                                                                                  0.00

III. BALANCE RECONCILIATION - GROUP 2
Loan Group Beginning Balance                                                                                         861,654,781.88
Loan Group Ending Balance                                                                                            822,382,681.33
Change in Balance                                                                                                     39,272,100.55
Principal Collections                                                                                                 51,602,131.95
Liquidation Loss Amount                                                                                                    6,834.68
Liquidation Recovery Amount                                                                                                    0.00
Cumulative Liquidation Loss Amount                                                                                         6,834.68
Additional Balances                                                                                                   12,336,866.08
Balance Check                                                                                                                 -0.00

OTHER INFORMATION
Group 1:
Transferor Principal Balance (Beginning)                                                                             -10,379,733.01
Transferor Principal Balance (Ending)                                                                                 -8,061,421.30
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 2:
Transferor Principal Balance (Beginning)                                                                             -11,325,375.92
Transferor Principal Balance (Ending)                                                                                 -8,808,521.66
Investor Fixed Allocation Percentage                                                                                        100.00%

Group 1:
Interest Received                                                                                                      5,672,746.01
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         5,672,746.01
Investor Interest Collections                                                                                          5,338,827.27

Group 1:
Beginning Balance                                                                                                    801,404,966.14
Principal Collections                                                                                                 39,009,168.59
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              465,443.25
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       39,474,611.84
Investor Principal Collections                                                                                        39,474,611.84
Additional Balances                                                                                                    6,977,040.87
Ending Principal Balance                                                                                             768,907,395.17
Total Collections                                                                                                     44,813,439.11
Alternative Principal Payment                                                                                         32,497,570.97

Group 2:
Interest Received                                                                                                      6,123,650.60
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         6,123,650.60
Investor Interest Collections                                                                                          5,764,627.77

Group 2:
Beginning Balance                                                                                                    861,654,781.88
Principal Collections                                                                                                 51,435,738.23
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              166,393.72
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Total Principal                                                                                                       51,602,131.95
Investor Principal Collections                                                                                        51,602,131.95
Additional Balances                                                                                                   12,336,866.08
Ending Principal Balance                                                                                             822,382,681.33
Total Collections                                                                                                     57,366,759.72
Alternative Principal Payment                                                                                         39,265,265.87

Group 1 Loans Average Daily Balance                                                                                  797,799,612.55
Group 2 Loans Average Daily Balance                                                                                  857,797,672.25

Group 1 Weighted Average Loan Rate                                                                                         8.37428%
Group 2 Weighted Average Loan Rate                                                                                         8.31218%
Group 1 Weighted Average Net Loan Rate                                                                                     7.76428%
Group 2 Weighted Average Net Loan Rate                                                                                     7.70218%

Group 1 Excess Interest                                                                                                        0.00
Group 2 Excess Interest                                                                                                        0.00

LOAN MODIFICATION SUMMARY - GROUP 1
Loans with Senior Lien Balance ModIification(CLTV<80%)-current                                                           186,373.17
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         334,107.23
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.02%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          100,870.24
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                       100,870.24
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                          0.01%

Loans with Credit Limit Modification - current                                                                           712,286.00
Loans with Credit Limit Modification - cumulative                                                                      1,100,508.00
Loans with Credit Limit ModIFication - % of Initial                                                                           0.06%

Loans with Gross Margin Modification - current                                                                            50,000.00
Loans with Gross Margin Modification - cumulative                                                                         66,241.99
Loans with Gross Margin Modification - % of Initial                                                                           0.00%

LOAN MODIFICATION SUMMARY - GROUP 2
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                             95,525.81
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         194,548.90
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                            0.01%

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          291,355.52
Loans with Senior Lien Balance ModIFication(CLTV>80%) - cumulative                                                       296,411.42
Loans with Senior Lien Balance ModIFication(CLTV>80%) - % of Initial                                                          0.02%

Loans with Credit Limit Modification - current                                                                           154,900.00
Loans with Credit Limit Modification - cumulative                                                                        264,900.00
Loans with Credit Limit Modification - % of Initial                                                                           0.02%

Loans with Gross Margin Modification - current                                                                             3,814.86
Loans with Gross Margin Modification - cumulative                                                                        100,843.82
Loans with Gross Margin Modification - % of Initial                                                                           0.01%

CREDIT ENHANCER INFORMATION
GROUP 1:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                74,413.60
Rolling 3 Month Excess Spread Percentage                                                                                      0.00%
Balance used for Required Subordinated Amount                                                                         41,588,209.16
OC Deficiency Amount                                                                                                  23,720,746.30
Initial Subordinated Amount                                                                                          -10,379,733.01
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

GROUP 2:
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Principal Payment Amount                                                                                            0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                80,023.18
Rolling 3 Month Excess Spread Percentage                                                                                      0.00%
Balance used for Required Subordinated Amount                                                                         40,841,108.80
OC Deficiency Amount                                                                                                  25,928,884.16
Initial Subordinated Amount                                                                                          -11,325,375.91
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.